UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2023

eFFECTOR Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39866	85-3306396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

142 North Cedros Avenue, Suite B Solana Beach, California	92075
(Address of principal executive offices)	(Zip Code)

(858) 925-8215

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	EFTR	Nasdaq Capital Market
Warrants to purchase common stock	EFTRW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 17, 2023, eFFECTOR Therapeutics, Inc. (the “Company”) received written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based on the Company’s stockholders’ deficit of $4.8 million as of March 31, 2023, as reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, it is not in compliance with the minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market under Nasdaq Listing Rule 5550(b)(1), which requires listed companies to maintain stockholders’ equity of at least $2.5 million. In addition, as of May 17, 2023, the Company does not meet the alternative compliance standards relating to the market value of listed securities or net income from continuing operations.

The notice described above has no immediate effect on the listing or trading of the Company’s securities on the Nasdaq Capital Market. The Company has until July 3, 2023 to submit a plan to Nasdaq to regain compliance with the Nasdaq listing rules. If the Company’s plan to regain compliance is accepted, Nasdaq may grant an extension of up to 180 calendar days from the date of the letter for the Company to evidence compliance.

The Company is evaluating various courses of action to regain compliance and intends to timely submit a plan to Nasdaq to regain compliance with the Nasdaq listing rules. However, there can be no assurance that the Company’s plan will be accepted or that if it is, the Company will be able to regain compliance and maintain its listing on the Nasdaq Capital Market. If the Company’s plan to regain compliance is not accepted or if Nasdaq does not grant an extension and the Company does not regain compliance within the requisite time period, or if the Company fails to satisfy another Nasdaq requirement for continued listing, Nasdaq could provide notice that the Company’s securities will become subject to delisting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eFFECTOR Therapeutics, Inc.

Date: May 19, 2023	By:	/s/ Michael Byrnes
	Name:	Michael Byrnes
	Title:	Chief Financial Officer